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Exhibit 23.2

Consent of Independent Public Accountants

        We consent to the incorporation by reference in this Registration Statement of Canterbury Park Holding Corporation on Form S-8 of our report dated March 8, 2002, appearing in the Annual Report on Form 10-KSB of Canterbury Park Holding Corporation for the year ended December 31, 2001.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Minneapolis, Minnesota
July 29, 2002

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  Exhibit 23.2
Consent of Independent Public Accountants